Execution Copy

MASTER TERMS PURCHASE AGREEMENT

This Master Terms Purchase Agreement, dated as of December 15, 2006 (“Master Terms Purchase Agreement”), between The Student Loan Corporation (“SLC”) and SLC Student Loan Receivables I, Inc. (“SLC Receivables”), shall be effective upon execution by the parties hereto.

WHEREAS, SLC is the owner of certain private student loans; and

WHEREAS, SLC may desire to sell its interest in such loans from time to time and SLC Receivables may desire to purchase such loans from SLC;

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

Section 1.

Terms.  This Master Terms Purchase Agreement establishes the terms under which SLC may sell, and SLC Receivables may purchase, the Loans (and all obligations of the Borrowers thereunder) specified on each Purchase Agreement as the parties may execute from time to time pursuant to this Master Terms Purchase Agreement.  Each such Purchase Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of this Master Terms Purchase Agreement, and shall be a separate agreement among SLC and SLC Receivables with respect to the Loans covered by the terms of such Purchase Agreement for all purposes.  If the terms of a Purchase Agreement conflict with the terms of this Master Terms Purchase Agreement, the terms of such Purchase Agreement shall supersede and govern.

Section 2.

Definitions.  Capitalized terms used but not otherwise defined herein, including in the related Purchase Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture, dated as of December 15, 2006, among SLC Private Student Loan Trust 2006-A (the “Trust”), U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) and Citibank, N.A., as indenture administrator (the “Indenture Administrator”), as may be amended or supplemented from time to time.

For purposes hereof:

A.

“Bill of Sale” means each document in the form of Attachment C hereto, executed by an authorized officer of SLC and SLC Receivables, which shall (i) set forth the Loans offered by SLC and accepted for purchase by SLC Receivables, (ii) sell, assign and convey to SLC Receivables and its assignees, all rights, title and interest of SLC, in the Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by SLC pursuant to Sections 5(A) and (B) of this Master Terms Purchase Agreement are true and correct.

B.

“Borrower” means the obligor on a Loan.

C.

“Cutoff Date” means the Payment Cutoff Date, and with respect to substitutions hereunder, a date agreed to by SLC and SLC Receivables to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

D.

“Delinquent” means, for any Loan, the period in which any payment of principal or interest due on such Loan is overdue (after giving effect to all grace, forbearance and deferment periods).

E.

“Eligible Loan” means a Loan offered for sale by SLC under the Purchase Agreement, dated as of the Closing Date, or substituted by SLC under any other Purchase Agreement entered into after the Closing Date, which, as of the Cutoff Date, or in the case of a Purchase Agreement entered into after the Closing Date, as of the related Purchase Date, is current or no more Delinquent than permitted under such Purchase Agreement and which meets the following criteria as of the Cutoff Date, or in the case of any Loan substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, as of the applicable Purchase Date:

(i)

is owned by SLC and is fully disbursed;

(ii)

bears interest at a stated rate of not more than the maximum rate permitted under New York law;

(iii)

is current or no payment of principal or interest shall be 60 days or more Delinquent;

(iv)

contains terms in accordance with those required by the applicable loan program under which it was originated and other applicable requirements;

(v)

does not have a borrower who is noted in the related records of the Servicer as being currently involved in a bankruptcy proceeding;

(vi)

does not represent an obligation of any Approved School;

(vii)

does not have an interest cap other than required by New York law;

(viii)

has a first disbursement date prior to October 1, 2004;

(ix)

has a current outstanding principal balance greater than $150;

(x)

has a remaining term to maturity less than or equal to 348 months; and

(xi)

is supported by the following documentation:

(1)

loan application, and any supplement thereto,

(2)

original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

(3)

if applicable, the related Insurance Policy

(4)

if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date, or, in the case of any Loan substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, as of the related Purchase Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

(5)

if applicable, documentation which supports periods of current or past deferment or past forbearance,

(6)

if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser,

(7)

if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

(8)

if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) have been notified, and

(9)

if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

F.

“Initial Payment” means the dollar amount specified as the “Initial Payment” in the applicable Purchase Agreement.

G.

“Loan” means the Eligible Loans evidenced by the Note sold on the Closing Date, or the Eligible Loans evidenced by the Note substituted on the related Purchase Date in the case of any Loans substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, pursuant to the related Purchase Agreement and related documentation together with any other rights relating thereto including, without limitation, any Insurance Payments.

H.

“Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to SLC by SLC Receivables and completed by SLC that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereon as of the Cutoff Date, or as of the related Purchase Date, in the case of any Loan substituted pursuant to this Master Terms Purchase Agreement after the Closing Date.

I.

“Master Terms Sale Agreement” means the Master Terms Sale Agreement, dated as of December 15, 2006, among SLC Receivables, as seller, and SLC Private Student Loan Trust 2006-A, as purchaser.

J.

“Note” means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a student loan or the electronic records evidencing the same.

K.

“Payment Cutoff Date” means the Closing Date or, in the case of Loans substituted pursuant to this Master Terms Purchase Agreement after the Closing Date, the related Purchase Date as specified in the related Purchase Agreement.

L.

“Principal Balance” means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any).

M.

“Purchase Agreement” means a Purchase Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which this Master Terms Purchase Agreement forms a part by reference.

N.

“Purchase Date” means, with respect to any purchase or substitution, the date of the related Bill of Sale.

O.

“Purchase Price” means the Initial Payment and the Trust Certificate.

P.

“Trust Certificate” means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.7(c), 2.8(a)(xiv) and 2.10(i) of the Administration Agreement.

Q.

 “Trust Student Loan” means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date plus any student loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6 of the Purchase Agreement or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Student Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

Section 3.

Sale/Purchase.

A.

Consummation of Sale and Purchase.  The sale and purchase of Eligible Loans pursuant to the Purchase Agreement to be dated as of the Closing Date shall be consummated upon (i) SLC Receivables’s receipt from SLC of the related Bill of Sale, (ii) the payment by SLC Receivables to SLC of the Initial Payment and (iii) the assignment to SLC of the Trust Certificate.  Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale.  SLC and SLC Receivables shall use their best efforts to perform promptly their respective obligations pursuant to such Purchase Agreement.

B.

Settlement of the Initial Payment.  On the Closing Date, SLC Receivables shall pay to SLC the Initial Payment by wire transfer of immediately available funds to the account specified by SLC.

C.

[Reserved].

D.

[Reserved].

E.

Intent of the Parties.  With respect to each sale of Loans pursuant to this Master Terms Purchase Agreement and the related Purchase Agreements, it is the intention of SLC and SLC Receivables, and SLC hereby warrants that, the transfer and assignment constitute a valid sale of such Loans from SLC to SLC Receivables, and that the beneficial interest in and title to such Loans not be part of SLC’s estate in the event of the bankruptcy of SLC or the appointment of a receiver with respect to SLC.  If such transfer and assignment is deemed to be a pledge and not a sale, then the parties also intend and agree that SLC shall be deemed to have granted, and in such event does hereby grant, to SLC Receivables, a first priority security interest in all of its right, title and interest in, to and under such Loans, all payments of principal or interest on such Loans due after the Cutoff Date, all other payments made in respect of such Loans after the Cutoff Date and all proceeds thereof and that this Master Terms Purchase Agreement shall constitute a security agreement under applicable law.  If such transfer and assignment is deemed to be a pledge and not a sale, SLC consents to SLC Receivables hypothecating and transferring such security interest in favor of the Indenture Trustee and transferring the obligation secured thereby to the Indenture Trustee.

Section 4.

Conditions Precedent to Sale/Purchase or Substitution. Any purchase or substitution of Loans pursuant to this Master Terms Purchase Agreement is subject to the following conditions precedent being satisfied (and SLC, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

A.

Activities Prior to the Related Purchase Date.  SLC shall provide any assistance requested by SLC Receivables in determining that all required documentation on the related Loans is present and correct.

B.

Continued Servicing.  Following the execution of a Purchase Agreement, SLC shall service, or cause to be serviced, all Loans subject to such Purchase Agreement until the date of the related Bill of Sale.

C.

Bill of Sale/Loan Transmittal Summary Form.

SLC shall deliver to SLC Receivables:

(i)

a Bill of Sale by an authorized officer of SLC, covering the applicable Loans offered by SLC and accepted by SLC Receivables as set forth thereon, selling, assigning and conveying to SLC Receivables and its assignees all right, title and interest of SLC, including the insurance interest of SLC, in each of the related Loans, and stating that the representations and warranties made by SLC in Sections 5(A) and (B) of this Master Terms Purchase Agreement are true and correct on and as of the date of the Bill of Sale; and

(ii)

the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

D.

Endorsement.  SLC shall provide a blanket endorsement transferring the entire interest of SLC in the Loans to SLC Receivables with the form of endorsement provided for in the related Purchase Agreement.

At the direction of and in such form as SLC Receivables may designate, SLC also agrees to individually endorse any Eligible Loan as SLC Receivables may request from time to time.

E.

Officer’s Certificate.  SLC shall furnish to SLC Receivables, with each Bill of Sale provided in connection with each purchase or substitution of Loans pursuant to this Master Terms Purchase Agreement, an Officer’s Certificate, dated as of the date of such Bill of Sale.

F.

[Reserved].

G.

Power of Attorney.  SLC hereby grants to SLC Receivables an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of SLC any Eligible Loan to evidence the transfer of such Eligible Loan to SLC Receivables and to cause to be transferred physical possession of any Note from SLC or the Servicer to SLC Receivables or any custodian on its behalf.

Section 5.

Representations and Warranties of SLC.

A.

General.  SLC represents and warrants to SLC Receivables that, with respect to a portfolio of Loans, as of the date of each Purchase Agreement and Bill of Sale:

(i)

SLC is duly incorporated and existing under the laws of its governing jurisdiction; and

(ii)

SLC has all requisite power and authority to enter into and to perform the terms of the Master Terms Purchase Agreement and each Purchase Agreement and Bill of Sale.

B.

Particular.  SLC represents and warrants to SLC Receivables as to the Loans purchased by SLC Receivables or substituted by SLC under the related Purchase Agreement and each Bill of Sale executed pursuant to this Master Terms Purchase Agreement as of the date of the related Purchase Agreement, or as of the date otherwise noted:

(i)

SLC has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loans;

(ii)

This Master Terms Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of SLC Receivables, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from SLC;

(iii)

The Loans constitute “instruments” or “payment intangibles” within the meaning of the applicable UCC;

(iv)

The Loans are Eligible Loans and the description of the Loans set forth in the Purchase Agreement and the Loan Transmittal Summary Form is true and correct;

(v)

SLC is authorized to sell, assign, transfer, substitute and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase or substitution by SLC, will be made pursuant to and consistent with the laws and regulations under which SLC operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which SLC is a party or by which SLC or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(vi)

The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii)

No consents and approvals are required by the terms of the Loans for the consummation of the sale of the Loans hereunder to SLC Receivables;

(viii)

The information with respect to the applicable Loans as of the Cutoff Date or, in the case of any substituted Loans, the related Payment Cutoff Date, as stated on the related Loan Transmittal Summary Form is true and correct;

(ix)

Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Loans;

(x)

Each Loan has been duly made and serviced in accordance with the provisions of the related program under which such Loan was originated and all applicable federal and state laws;

(xi)

No Loan is sixty (60) days or more Delinquent as of the Cutoff Date, or, in the case of any purchase following the Closing Date, as of the date of the Purchase Agreement, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither SLC nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

(xii)

SLC hereby warrants that the transfer and assignment herein contemplated constitute a valid sale of the Loans from SLC to SLC Receivables, and that the beneficial interest in and title to such Loans shall not be part of SLC’s estate in the event of the bankruptcy of SLC or the appointment of a receiver with respect to SLC;

(xiii)

With respect to the first sale of Loans from SLC to SLC Receivables, SLC has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to SLC Receivables hereunder;

(xiv)

Except for Loans executed electronically, there is only one original executed copy of the Note evidencing each Loan.  For Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note.  The Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than SLC Receivables;

(xv)

Other than the security interest granted to SLC Receivables pursuant to this Master Terms Purchase Agreement, SLC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans.  SLC has not authorized the filing of and is not aware of any financing statements against SLC that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to SLC Receivables hereunder or any other security interest that has been terminated.  SLC is not aware of any judgment or tax lien filings against SLC;

(xvi)

No Borrower of a Loan as of the Cutoff Date or, in the case of any substitution following the Closing Date, as of the date of the related Purchase Agreement, is noted in the related Loan File as being currently involved in a bankruptcy proceeding; and

(xvii)

SLC has the right to assign to SLC Receivables its rights under the Insurance Agreements covering the Loans that are Insured Loans.

C.

SLC Receivables represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

(i)

SLC Receivables is duly incorporated and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Master Terms Purchase Agreement, each Purchase Agreement and each Bill of Sale;

(ii)

SLC Receivables has taken all corporate action necessary to authorize the execution and delivery by it of this Master Terms Purchase Agreement and each Purchase Agreement, and this Master Terms Purchase Agreement and each Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Master Terms Purchase Agreement and each Purchase Agreement on its behalf; and

(iii)

Neither the execution nor the delivery by it of this Master Terms Purchase Agreement and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing SLC Receivables, or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

Section 6.

Repurchase of Trust Student Loans; Reimbursement.  Each party to this Master Terms Purchase Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of SLC’s representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a material adverse effect on the interest of SLC Receivables in any Trust Student Loan.  In the event of such a material breach, SLC shall cure the breach or repurchase any affected Trust Student Loan not later than 210 days following the date of discovery of such material breach.    In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6, SLC shall remit the Purchase Amount in the manner and at the time specified in Section 2.6 of the Administration Agreement.

In lieu of repurchasing Trust Student Loans pursuant to this Section 6, SLC may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

(1)

status (i.e., in-school, grace, deferment, forbearance or repayment),

(2)

program type (i.e. Undergraduate, Graduate, Business, Medical, Dental, Residency, Law, Bar Study, Insured/Deductible),

(3)

school type (if available),

(4)

total return,

(5)

principal balance, and

(6)

remaining term to maturity.

In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder.  In choosing Eligible Loans to be substituted pursuant to this Section 6, SLC shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution a Purchase Agreement and related Bill of Sale regarding such substituted Loans will be executed and delivered by the applicable parties.

In the event that SLC elects to substitute Eligible Loans pursuant to this Section 6, SLC will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted.

The sole remedy of SLC Receivables, the Indenture Trustee and the Noteholders with respect to a breach by SLC pursuant to Sections 5(A) and (B) hereof shall be to require SLC to purchase such Trust Student Loans, to reimburse SLC Receivables as provided above or to substitute Eligible Loans pursuant to this Section 6.  Neither the Indenture Trustee nor the Indenture Administrator shall have a duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

In addition, SLC Receivables shall have no responsibility for reviewing any Trust Student Loan or any documents in connection therewith to determine if a Trust Student Loan is an Eligible Loan or to determine whether any document is valid and binding, any assignments or endorsements are in proper form or to inspect, review or examine any documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose.

Section 7.

Obligation to Remit Subsequent Payments and Forward Communications.  (A)  Any payment received by SLC with respect to amounts accrued after the date of the related Bill of Sale for any Loan sold to SLC Receivables, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by SLC in trust for the account of SLC Receivables and SLC hereby disclaims any title to or interest in any such amounts.  Within two (2) Business Days following the date of receipt, SLC shall remit to SLC Receivables an amount equal to any such payments along with a listing on a form provided by SLC Receivables identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

A.

Any written communication received at any time by SLC with respect to any Loan subject to this Master Terms Purchase Agreement or the related Purchase Agreement shall be transmitted by SLC to the Servicer within two (2) Business Days of receipt.  Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

Section 8.

Continuing Obligation of the Seller.  SLC shall provide all reasonable assistance necessary for SLC Receivables to resolve account problems raised by any Borrower, provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period SLC owned the related Loan, or (b) a payment made or alleged to have been made to SLC.

Section 9.

Liability of the Seller; Indemnities.  SLC shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by SLC under this Master Terms Purchase Agreement and each related Purchase Agreement.

(i)

SLC shall indemnify, defend and hold harmless SLC Receivables and its officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes and costs and expenses in defending against the same.

(ii)

SLC shall indemnify, defend and hold harmless SLC Receivables and the officers, directors, employees and agents of SLC Receivables from and against any and all costs, expenses (including, without limitation, costs and expenses of litigation and of investigation counsel fees, damages, judgments and amounts paid in settlement), losses, claims, damages and liabilities arising out of, or imposed upon such Person through, SLC’s willful misfeasance, bad faith or negligence in the performance of its duties under this Master Terms Purchase Agreement, or by reason of reckless disregard of its obligations and duties under this Master Terms Purchase Agreement.

Indemnification under this Section 9 shall survive the termination of this Master Terms Purchase Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation.  If SLC shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to SLC, without interest.

Section 10.

Merger or Consolidation of, or Assumption of the Obligations of, the Seller.  Any Person (a) into which SLC may be merged or consolidated, (b) which may result from any merger or consolidation to which SLC shall be a party or (c) which may succeed to the properties and assets of SLC substantially as a whole, shall be the successor to SLC without the execution or filing of any document or any further act by any of the parties to this Master Terms Purchase Agreement; provided, however, that SLC hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following:  (i) the surviving Person, if other than SLC, executes an agreement of assumption to perform every obligation of SLC under this Master Terms Purchase Agreement; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached; (iii) the surviving Person, if other than SLC, shall have delivered to SLC Receivables an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Master Terms Purchase Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; (iv) if SLC is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to SLC Receivables or the Noteholders or the holder of the Trust Certificate and (v) if SLC is not the surviving entity, SLC shall have delivered to SLC Receivables an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been filed that are necessary fully to preserve and protect the interest of SLC Receivables in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

Section 11.

Limitation on Liability of SLC and Others.  SLC and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way SLC’s obligations under Section 6).  SLC shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Master Terms Purchase Agreement or any Purchase Agreement, and that in its opinion may involve it in any expense or liability.  Except as provided herein, the repurchase (or substitution) and reimbursement obligations of SLC will constitute the sole remedy available to SLC Receivables for uncured breaches; provided, however, that the information with respect to the Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Loans listed on the related Bill of Sale is less than the aggregate Principal Balance stated on the related Bill of Sale, SLC shall remit such amount to SLC Receivables.  Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

Section 12.

[Reserved].

Section 13.

Expenses.  Except as otherwise provided herein or in the Indenture, SLC and SLC Receivables shall each pay its own expense incurred in connection with the preparation, execution and delivery of this Master Terms Purchase Agreement and any Purchase Agreement and the transactions contemplated herein or therein.

Section 14.

Survival of Covenants/Supersession.  All covenants, agreements, representations and warranties made herein and in or pursuant to any Purchase Agreements executed pursuant to this Master Terms Purchase Agreement shall survive the consummation of the acquisition of the Loans provided for in the related Purchase Agreement.  All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of SLC shall bind and inure to the benefit of any successors or assigns of SLC Receivables and shall survive with respect to each Loan.  Each Purchase Agreement supersedes all previous agreements and understandings between SLC Receivables and SLC with respect to the subject matter thereof.  This Master Terms Purchase Agreement and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought.  The waiver by SLC Receivables of any covenant, agreement, representation or warranty required to be made or furnished by SLC or the waiver by SLC Receivables of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of SLC Receivables to insist upon the performance by SLC in strict accordance with said terms.

Section 15.

Communication and Notice Requirements.  All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to SLC or SLC Receivables, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to SLC or SLC Receivables by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

Section 16.

Form of Instruments.  All instruments and documents delivered in connection with this Master Terms Purchase Agreement and any Purchase Agreement, and all proceedings to be taken in connection with this Master Terms Purchase Agreement and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and SLC Receivables shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith.  Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

Section 17.

Amendment.  This Master Terms Purchase Agreement, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties hereto and thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder; and provided further, that the contemplated amendment will not result in or cause a significant change in the permissible activities of the Trust.

This Master Terms Purchase Agreement, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by SLC and SLC Receivables, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), SLC Receivables shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Master Terms Purchase Agreement, SLC Receivables shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Master Terms Purchase Agreement and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement.  SLC Receivables may, but shall not be obligated to, enter into any such amendment which affects SLC Receivables’s own rights, duties or immunities under this Master Terms Purchase Agreement or otherwise.

Section 18.

Nonpetition Covenants.  Notwithstanding any prior termination of this Master Terms Purchase Agreement, SLC shall not acquiesce, petition or otherwise invoke or cause SLC Receivables to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against SLC Receivables under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of SLC Receivables or any substantial part of its property, or ordering the winding up or liquidation of the affairs of SLC Receivables.

Section 19.

Governing Law.  This Master Terms Purchase Agreement and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Master Terms Purchase Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

THE STUDENT LOAN CORPORATION,
as Seller

By:

/s/ Bradley Svalberg

Name: Bradley Svalberg
Title: Vice President and Treasurer

SLC STUDENT LOAN RECEIVABLES I, INC., as Purchaser

By:

/s/ Bradley Svalberg

Name: Bradley Svalberg
Title: Treasurer

Attachment A

PURCHASE AGREEMENT
Dated as of December 15, 2006

PURCHASE AGREEMENT NUMBER 1

Pursuant to the Master Terms Purchase Agreement (as defined below), The Student Loan Corporation (“SLC”) hereby offers for sale to SLC Student Loan Receivables I, Inc. (“SLC Receivables”) the entire right, title and interest of SLC in the Loans (together with its rights under any Insurance Agreements with respect to such Loans) described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, SLC Receivables accepts SLC’s offer.  In order to qualify as Eligible Loans, no payment of principal or interest shall be sixty (60) days or more Delinquent as of the Cutoff Date, which shall be the Closing Date.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, SLC hereby sells to SLC Receivables the entire right, title and interest of SLC in the Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Purchase Agreement, dated as of December 15, 2006 (the “Master Terms Purchase Agreement”), and any amendments thereto, each incorporated herein by reference, between SLC and SLC Receivables.  The Initial Payment for the Loans shall equal $3,045,882,973 (representing the sale price of the Notes less underwriters’ discounts and fees).

This document shall constitute a Purchase Agreement as referred to in the Master Terms Purchase Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms Purchase Agreement.  All references in the Master Terms Purchase Agreement to Loans or Eligible Loans, as applicable, shall be deemed to refer to the Loans governed by this Purchase Agreement.  SLC hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms Purchase Agreement and makes such representations and warranties with respect to the Loans governed by this Purchase Agreement.

The parties hereto intend that the transfer of Loans described in the related Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans from SLC to SLC Receivables.  However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then SLC hereby grants to SLC Receivables a first priority security interest in and to all Loans described in the related Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

THE STUDENT LOAN CORPORATION, as Seller	SLC STUDENT LOAN RECEIVABLES I, INC., as Purchaser
By: /s/ Bradley Svalberg Name: Bradley Svalberg Title: Vice President and Treasurer	By: /s/ Bradley Svalberg Name: Bradley Svalberg Title: Treasurer

Attachment B

PURCHASE AGREEMENT NUMBER 1
BLANKET ENDORSEMENT DATED DECEMBER 15, 2006

The Student Loan Corporation (“SLC”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Bill of Sale dated the date hereof executed by SLC for the benefit of SLC Student Loan Receivables I, Inc. (“SLC Receivables”).  This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Purchase Agreement, dated as of December 15, 2006, referred to in the Purchase Agreement between SLC and SLC Receivables which covers the promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, SLC agrees to individually endorse each Note in the form provided by SLC Receivables as SLC Receivables may require from time to time.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE MASTER TERMS PURCHASE AGREEMENT.  BY EXECUTION HEREOF, SLC ACKNOWLEDGES THAT SLC HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON SLC RECEIVABLES’S PAYMENT TO SLC OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS PURCHASE AGREEMENT) AND, UNLESS OTHERWISE AGREED BY SLC AND SLC RECEIVABLES, SHALL BE EFFECTIVE AS OF THE DATE OF THE RELATED BILL OF SALE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER	PURCHASER
The Student Loan Corporation By: /s/ Bradley Svalberg (Signature of Authorized Officer) Name: Bradley Svalberg Title: Treasurer and Vice President	SLC Student Loan Receivables I, Inc. By: /s/ Bradley Svalberg (Signature of Authorized Signatory for Purchase) Name: Bradley Svalberg Title: Treasurer Date of Purchase: December 15, 2006

Attachment C

BILL OF SALE DATED DECEMBER 15, 2006

The undersigned The Student Loan Corporation (“SLC”), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1, dated as of December 15, 2006 (the “Purchase Agreement”), between SLC and SLC Student Loan Receivables I, Inc. (“SLC Receivables”), does hereby sell, assign and convey to SLC Receivables and its assignees all right, title and interest in the Loans (including the insurance interest of SLC under the applicable Insurance Agreements) identified herein which SLC Receivables has accepted for purchase.  The portfolio of Loans accepted for purchase by SLC Receivables and the effective date of sale and purchase are described below and the individual accounts are listed on Schedule A attached hereto.

SLC hereby makes the representations and warranties set forth in Section 5 of the Master Terms Purchase Agreement incorporated by reference in the Purchase Agreement.

LISTING OF LOANS ON FOLLOWING PAGE

CERTAIN OTHER LOAN CRITERIA

•

Not in claims status, not previously rejected

•

Not in litigation

•

Last disbursement was on or before the Cutoff Date

•

Loan is not swap-pending

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER The Student Loan Corporation 750 Washington Blvd. Stamford, Connecticut 06901	PURCHASER SLC Student Loan Receivables I, Inc. 750 Washington Blvd. Stamford, Connecticut 06901
By: /s/ Bradley Svalberg (Signature of Authorized Officer) Name: Bradley Svalberg Title: Vice President and Treasurer	By: /s/ Bradley Svalberg (Signature of Authorized Signatory for Purchase) Name: Bradley Svalberg Title: Treasurer Date of Purchase: December 15, 2006